SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant    ☑

Filed by Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Avalon Oil & Gas, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)          Title of each class of securities to which transaction applies:

2)          Aggregate number of securities to which transaction applies:

3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

Avalon Oil & Gas, Inc.
7808 Creekridge Circle, Suite 105
Minneapolis, MN  55439

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 28, 2012

To the Shareholders:

Notice is hereby given that a special meeting of the shareholders of Avalon Oil & Gas, Inc. (the “Company”) will be held at 7808 Creekridge Circle, Suite 105, Minneapolis, MN 55439, on September 28, 2012 at 4:30 pm, for the following purposes:

(1)          to approve an amendment to the Company’s Articles of Incorporation such that the Company would be authorized to issue up to 1,000,000,000 shares of common stock and;

to transact such other business as may properly come before the meeting.

September 1, 2012 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting.  Shareholders are entitled to one vote for each share held.  As of September 1, 2012 there were 3,191,337 outstanding shares of the Company’s common stock.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
AND SIGN, DATE AND RETURN THE PROXY CARD.

TO SAVE THE COST OF FURTHER SOLICITATION,
PLEASE VOTE PROMPTLY

 Avalon Oil & Gas, Inc.
7808 Creekridge Circle, Suite 105
Minneapolis, MN  55439
952-746-9655

PROXY STATEMENT

The accompanying proxy is solicited by the Company’s directors for voting at the special meeting of shareholders to be held on September 28, 2012, and at any and all adjournments of such meeting.  If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting.  Additionally, any later dated proxy will revoke a previous proxy from the same shareholder.  This proxy statement was mailed to shareholders of record on or about September 1, 2012.

There are two classes of capital stock outstanding, that being common stock and Series A Preferred Stock.  Provided a quorum consisting of the holders owning one third of the Company’s outstanding shares of common stock are present in person or by proxy, the adoption of the proposals to come before the meeting will require the approval of a majority of the votes entitled to be cast by holders of the Company’s outstanding shares of common and preferred stock.

Shares of the Company’s common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting.  "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority.  Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

The following table sets forth certain information with respect to the ownership of the Corporation’s Common Stock by (i) each officer and director, (ii) each person (including any “group” as such term is defined in Section 13(d)(3) of the Exchange Act) known by the Corporation to be the beneficial owner of more than five (5%) percent of any class of the Corporation’s Common Stock and (iii) directors and officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated below, the shareholders possess sole voting and investment power with respect to their shares. As of September 1, 2012, we had 3,191,137 shares of Common Stock issued and outstanding.

PRINCIPAL SHAREHOLDERS
Title of Class	Name &Address of of Beneficial Owner	Amount &Nature of Beneficial Owner		Percent of Class

Common Stock	Kent Rodriguez	2,127,598	(A)	40.01
	7808 Creekridge Circle
	Suite 105
	Minneapolis, MN 55439

Common Stock	Douglas Barton	50,000		0.94
	7808 Creekridge Circle
	Suite 105
	Minneapolis, MN 55439

Title of Class	Name &Address of of Beneficial Owner	Amount &Nature of Beneficial Owner		Percent of Class

Common Stock	Jill Allison	50,000		0.94
	7808 Creekridge Circle
	Suite 105
	Minneapolis, MN 55439

Common Stock	René Haeusler	106,841	(B)	2.01
	7808 Creekridge Circle
	Suite 105

	All Directors &Officers
Common Stock	as a Group (consisting of 4 persons)	2,335,173	(A)(B)	43.90

(A)	Includes 2,127,598 shares of Common Stock which are issuable to Mr. Rodriguez upon conversion of the 100 shares of Series A Preferred Stock into Common Stock.

(B)	Includes 46,501 shares owned by L’Avenir Finanz AG, and 10,340 shares owned by Lawewa International, LTD.

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION SUCH THAT THE COMPANY WOULD BE AUTHORIZED TO ISSUE UP TO 1,000,000,000 SHARES OF COMMON STOCK.

The Company needs capital to finance its operations.  The Company plans to sell shares of its common stock to finance its capital requirements.

As of September 1, 2012 the Company was authorized to issue 3,333,333 shares of common stock.  As of September 1, 2012 the Company had 3,191,337 outstanding shares of common stock.  To enable the Company to raise capital, the Company needs to increase its authorized shares of common stock.

Notwithstanding the above, the Company has not determined the price at which it will sell shares of its common stock.  In addition, the Company does not have any commitments from anyone to provide the Company with any additional capital.

Except as discussed above, the Company does not have any agreements, plans, arrangements or understandings to issue any of the additional shares of common stock.

The proposed amendment to the Company’s Articles of Incorporation follows.

Article Fourth:  The total number of shares the Corporation is authorized to issue is 1,000,000 Preferred Shares, $0.10 par value, and 1,000,000,000 Common Shares, $0.001 par value, each to have such classes, series and preferences as the Board of Directors may determine from time to time.

Shareholders will not have any preemptive rights.

The Board of Directors recommends that the shareholders vote for the proposal to increase the authorized  shares.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the year ending March 31, 2012 will be sent to any shareholder of the Company upon request.  Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph.  Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

The Company’s Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the special meeting.  However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Please complete, sign and return the attached proxy promptly.

PROXY

Avalon Oil & Gas, Inc.
7808 Creekridge Circle, Suite 105
Minneapolis, MN  55439

This Proxy is solicited by the Company’s Board of Directors

The undersigned stockholder of Avalon Oil & Gas, Inc. acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held at 7808 Creekridge Circle, Suite 105, Minneapolis, MN  55439, on September 28, 2012, at 4:30, and hereby appoints Kent Rodriguez with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy are instructed to vote all of the undersigned's shares as follows:

(1)	to approve an amendment to the Company’s Articles of Incorporation such that the Company would be authorized to issue up to 1,000,000,000 shares of common.

☐         FOR           ☐           AGAINST                      ☐           ABSTAIN

(Recommended)

 To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

 Dated this ________day of________________, 2012.

_________________________________________
                                                           (Signature)

_________________________________________
(Print Name)

Please sign your name exactly as it appears on your stock certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.
Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Send the proxy statement by regular mail, email, or fax to:

Avalon Oil & Gas, Inc.
7808 Creekridge Circle, Suite 105
Minneapolis, MN 55439
952-746-9652

Avalon Oil & Gas, Inc.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 28, 2012.

1.	This notice is not a form for voting.

2.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

3.	The Proxy Statement and the Annual Report to Shareholders is available at www.avalonoilinc.com.

4.
If you want to receive a paper or email copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before September 12, 2012 to facilitate timely delivery.

A special meeting of the Company’s shareholders will be held at 7808 Creekridge Circle, Suite 105, Minneapolis, MN, 55439, on September 28, 2012, at 4:30, for the following purposes:

(1)          to approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares to 1,000,000,000,  par value $0.001.

to transact such other business as may properly come before the meeting.

The Board of Directors recommends that shareholders vote FOR the proposal listed on the Notice of Special Meeting of Shareholders.

September 1, 2012 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting.  Shareholders may cast one vote for each share held.

Shareholders may access the following Proxy Materials at www.avalonoilinc.com

●      Notice of the 2012 Special Meeting of Shareholders
●      Company’s 2012 Proxy Statement;
●      Proxy Card

Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling + 1 952 746 9655, by emailing the Company at k.rodriguez@avalonoilinc.com or by visiting www.avalnoilinc.com and indicating if you want a paper copy of the proxy materials and proxy card for this meeting:

If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on September 1, 2012, you can, if desired, attend the Special Meeting and vote in person.

Please visit www.avalonoilinc.com to print and fill out the Proxy Card.  Complete and sign the proxy card and mail the Proxy Card to:

Avalon Oil & Gas, Inc.
7808 Creekridge Circle, Suite 105
Minneapolis, MN  55439

Avalon Def. Proxy 9-13-12